Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Divestitures

Note 3. Acquisitions and Divestitures

The third party acquisitions discussed below were accounted for under the acquisition method of accounting. Accordingly, we and the previous owners conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while acquisition costs associated with the acquisitions were expensed as incurred. The operating revenues and expenses of acquired properties are included in the accompanying financial statements from their respective closing dates forward. The transactions were financed through capital contributions and borrowings under credit facilities.

The fair values of oil and natural gas properties are measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural properties include estimates of: (i) economic reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital.

The Partnership has consummated several common control acquisitions since completing its initial public offering in December 2011, as further discussed in Note 12, directly or indirectly from Memorial Resource and certain affiliates of NGP.

Acquisition-related costs

Acquisition-related costs for both related party and third party transactions are included in general and administrative expenses in the accompanying statements of operations for the periods indicated below (in thousands):

For the Year Ended
December 31,
2014	2013	2012
$4,363	$6,729	$4,135

2014 Acquisitions

Wyoming Acquisition. On July 1, 2014, we consummated a transaction to acquire certain oil and natural gas liquids properties in Wyoming from a third party for an aggregate purchase price of approximately $906.1 million, including estimated post-closing adjustments (the “Wyoming Acquisition”). We recorded revenues of $72.0 million in the statement of operations and generated earnings of approximately $22.9 million related to the Wyoming Acquisition subsequent to the closing date. The following table summarizes the preliminary fair value of the third party assets acquired and liabilities assumed in the Wyoming Acquisition (in thousands):

Wyoming
Acquisition
Oil and gas properties	$930,168
Asset retirement obligations	(3,980)
Revenues payable	(375)
Accrued liabilities	(19,693)
Total identifiable net assets	$906,120

Eagle Ford Acquisition. On March 25, 2014, we closed a transaction to acquire certain oil and natural gas producing properties in the Eagle Ford from a third party for approximately $168.1 million (the “Eagle Ford Acquisition”). In addition, we acquired a 30% interest in the seller’s Eagle Ford leasehold. During the year ended December 31, 2014, revenues of approximately $36.5 million were recorded in the statement of operations related to the Eagle Ford Acquisition subsequent to the closing date and we generated earnings of approximately $16.3 million for the year ended December 31, 2014.

The following table summarizes the fair value assessment of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Eagle Ford
Acquisition
Oil and gas properties	$168,606
Asset retirement obligations	(285)
Accrued liabilities	(250)
Total identifiable net assets	$168,071

The following unaudited pro forma combined results of operations are provided for the year ended December 31, 2014 and 2013 as though the Eagle Ford Acquisition and Wyoming Acquisition had been completed on January 1, 2013. The unaudited pro forma financial information was derived from the historical combined statements of operations of the Partnership and the previous owners and adjusted to include: (i) the revenues and direct operating expenses associated with oil and gas properties acquired, (ii) depletion expense applied to the adjusted basis of the properties acquired and (iii) interest expense on additional borrowings necessary to finance the acquisitions. The unaudited pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above, nor is such information indicative of expected future results of operations.

	For the Year Ended December 31,
	2014 (1)	2013
	(In thousands, except per unit amounts)
Revenues	$636,684	$613,344
Net income (loss)	153,843	194,092
Basic and diluted earnings per unit	2.20	3.08

(1) Amounts represent historical revenues and expenses from January 1, 2014 through the respective dates of acquisition.

2013 Acquisitions

Third Party. We closed two separate transactions during the year ended December 31, 2013 to acquire certain oil and natural gas properties from third parties in East Texas (the “East Texas Acquisition”) and the Rockies (the “Rockies Acquisition”) for approximately $29.4 million in aggregate. The East Texas Acquisition closed on September 6, 2013 and the Rockies Acquisition closed on August 30, 2013. The following table summarizes the fair value of the third party assets acquired and liabilities assumed as of each acquisition date (in thousands):

	East Texas	Rockies
	Acquisition	Acquisition
Oil and gas properties	$9,974	$20,744
Asset retirement obligations	(78)	(1,163)
Accrued liabilities	—	(118)
Total identifiable net assets	$9,896	$19,463

The Cinco Group also acquired certain oil and gas properties and leases in Texas from third parties for a final purchase price of $9.3 million.

2012 Acquisitions

Third Party. On May 1, 2012, we acquired non-operating interests in certain oil and natural gas properties located in East Texas and North Louisiana from an undisclosed third party seller (“Undisclosed Seller Acquisition”) for a final net purchase price of approximately $36.5 million after customary post-closing adjustments. The effective date of this transaction was January 1, 2012. This transaction was financed with borrowings under our revolving credit facility. Because this transaction was a joint acquisition with MRD LLC, the transaction was approved by the board of directors of our general partner (the “Board”) and by its conflicts committee, which is comprised entirely of independent directors. These properties are located primarily in Polk County, Texas and Lincoln and Claiborne Parishes, Louisiana. During the year ended December 31, 2012, approximately $4.8 million of revenue and $1.2 million of earnings were recorded in the statement of operations related to the Undisclosed Seller Acquisition subsequent to the closing date.

On September 28, 2012, we acquired certain oil and natural gas properties in East Texas from Goodrich Petroleum Corporation (“Goodrich Acquisition”), for a final net purchase price of $90.4 million after customary post-closing adjustments. The effective date of this transaction was July 1, 2012. This transaction was financed with borrowings under our revolving credit facility. These properties are located in the East Henderson field of Rusk County, Texas. During the year ended December 31, 2012, approximately $4.6 million of revenue and $2.0 million of earnings were recorded in the statement of operations related to the Goodrich Acquisition subsequent to the closing date.

Collectively, the previous owners consummated multiple acquisitions during 2012 by acquiring operating and non-operating interests in certain oil and natural gas properties primarily located in various Texas and New Mexico counties for an aggregate adjusted purchase price of $150.7 million, the largest of which was completed in July by Stanolind. In July 2012, Stanolind completed an acquisition of working interests, royalty interests and net revenue interests (the “Menemsha Acquisition”) located in various counties in Texas for a final purchase price of $74.7 million. During the year ended December 31, 2012, approximately $4.9 million of revenue and $0.9 million of earnings were recorded in the statements of operations related to the Menemsha Acquisition subsequent to the closing date.

The following table summarizes the fair value of the third party assets acquired and liabilities assumed as of each acquisition date (in thousands).

	Undisclosed Seller	Goodrich	Menemsha	Other
	Acquisition	Acquisition	Acquisition	Acquisitions
Oil and gas properties	$36,865	$91,187	$75,114	$80,591
Prepaid expenses and other current assets	—	425	—	—
Revenues payable	—	(875)	—	—
Asset retirement obligations	(321)	(161)	(408)	(4,558)
Accrued liabilities	(83)	(153)	—	—
Total identifiable net assets	$36,461	$90,423	$74,706	$76,033

The following unaudited pro forma combined results of operations are provided for the year ended December 31, 2012 as though the Undisclosed Seller Acquisition, Goodrich Acquisition, and Menemsha Acquisition had been completed on January 1, 2011. The unaudited pro forma financial information was derived from the historical combined statements of operations of the Partnership and the previous owners and adjusted to include: (i) the revenues and direct operating expenses associated with oil and gas properties acquired, (ii) depletion expense applied to the adjusted basis of the properties acquired and (iii) interest expense on additional borrowings necessary to finance the acquisitions. The unaudited pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transactions occurred on the basis assumed above, nor is such information indicative of expected future results of operations.

For the Year
Ended December 31,
2012
(In thousands, except per unit amounts)
Revenues	$320,746
Net income	35,021
Basic and diluted earnings per unit	0.53

Previous Owners’ Divestitures

On January 1, 2013, Tanos sold a natural gas gathering pipeline located in East Texas, which it had originally acquired in April 2010, to a privately held gas transportation company for a minimum of $1.5 million. The maximum allowable additional proceeds are $2.0 million. The contingent consideration is based on the natural gas pipeline servicing any new wells that Tanos drills in the area over the following three years. The contingent consideration portion of an arrangement is recorded when the consideration is determined to be realizable. Tanos recorded an aggregate gain of approximately $1.4 million related to this transaction, of which $0.4 million was contingent consideration. Tanos also sold certain non-operated oil and gas properties in 2013 for $2.9 million and recorded a gain of $1.4 million.

The previous owners sold certain interests in oil and gas properties located offshore Louisiana on October 11, 2012 for an aggregate $40.1 million to an NGP controlled entity, of which $38.1 million was received upon closing and the remaining proceeds were released from escrow in April 2013. Due to common control considerations, the proceeds from the sale exceeded the net book value of the properties sold by $6.3 million and is recognized in the equity statement as a net contribution.

On July 11, 2012, the Cinco Group completed the sale of a portion of its oil and gas assets located in Garza County, Texas to a third party for $26.1 million and recognized a gain of approximately $7.6 million. On September 18, 2012, the Cinco Group completed the sale of a portion of its oil and gas assets located in Ector County, Texas to a third party for $4.7 million and recognized a gain of approximately $2.2 million.

The majority of the proceeds generated from these sales were used to acquire operating and non-operating interests in certain oil and natural gas properties located primarily in various Texas and New Mexico counties.